EXHIBIT 23.2



                        INDEPENDENT AUDITORS' CONSENT
                        -----------------------------


      We consent to the incorporation by reference in the Registration Statement of FFY Financial Corp. on Form S-8 of our report dated August 4, 1995 appearing in the Annual Report on Form 10-K of FFY Financial Corp. for the year ended June 30, 1997.


                                       /s/ HILL, BARTH & KING, INC.
                                           Certified Public Accountants


Youngstown, Ohio
September 26, 1997